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                                                                    EXHIBIT 23.1

                         Consent of Independent Auditors

We consent to the incorporation by reference in the previously filed Registration Statements (Form S-8, Nos. 333-60629 and 33-70714) of our report dated March 1, 2002, with respect to the consolidated financial statements of Dexterity Surgical, Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 2001.

/s/ ERNST & YOUNG LLP

San Antonio, Texas
March 28, 2002